Exhibit 99.2

2nd Quarter 2009 Earnings Call

2 Agenda Economic Indicators Industry Update Corporate Focus Financial Overview Q&A Bill Lasky Bill Lasky Bill Lasky Jim Woodward Bill Lasky Jim Woodward

3 Forward Looking Statements Statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations, hopes, beliefs and intentions, or statements about future conditions in the economy or the commercial vehicle market. It is important to note that the Company’s actual future results could differ materially from those expressed or implied in such forward-looking statements, and are subject to a number of risks, uncertainties and other factors. These factors could include, among others, whether the recent Temporary Waiver Agreement under our Credit Agreement provides sufficient time to negotiate an amendment to our Credit Agreement and/or otherwise address our ongoing liquidity and financing concerns. In addition, such statements are subject to the impact on the Company’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility, and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. Any forward-looking statement reflects only Accuride’s belief at the time the statements are made. Accuride cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made, and assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date of this presentation.

Economic Indicators Sources: FTR Associates, Institute for Supply Management The ISM survey increased to 42.8 in May from 40.1 in April Housing starts rose 17.2% in May Real GDP is forecast to decline 2.7% in 2009, but rise 2.7% in 2010 and 3.6% in 2011 Housing and consumer spending are stabilizing The primary risk is a renewed financial shock Economic Forecast Summary Table 2008 2009F 2010F 2011F Real GDP | | 1.1% -2.7% 2.7% 3.6% | | Industrial Production (IP) | | -2.2% -11.6% 1.2% 6.9% | | Consumer Price Index (CPI) | | 3.8% -0.8% 1.5% 2.0% | | F - Forecast Sources: FTR Associates, CEMR Sources: FTR Associates, CEMR

Industry Update 5 Build Rate Class 5 – 7 47,508 Class 8 57,699 Trailer 40,520 Tonnage US Class 8 (000s) 3,216,344 Build Rate Class 5 –7 21,237 Class 8 24,845 Trailer 19,340 Tonnage 2,805,698 % Change -55% -57% -52% % Change -13% 2Q08 2Q09 Industry forecasts of 2009 Class 8 build in the range of 109,000 units

Organizational Highlights 6 Restructuring initiatives Targeted savings of approximately $70 million New business awards in every arena of our Company Value of approximately $42 million Increased OE, Aftermarket, and Military market share Sales secured in Europe

7 Three Months Ended June 30 Net Sales $244.9 $135.2 YOY Growth (.1)% (44.8)% Operating Income $8.6 ($21.5) Percent of Net Sales 3.5% (15.9)% Incremental Change NM 27.4% Net Income $3.4 ($36.1) EPS $0.10 ($1.00) Adj. EBITDA $19.7 ($3.5) Percent of Net Sales 8.0% (2.6%) 2008 2009

8 Year-To-Date Ended June 30 Net Sales $483.1 $278.8 YOY Growth (15.3)% (42.3)% Operating Income $7.2 ($33.7) Percent of Net Sales 1.5% (12.1)% Incremental Change 18.4% 20.0% Net Income $(8.4) ($67.1) EPS $(0.24) ($1.85) Adj. EBITDA $38.2 ($2.1) Percent of Net Sales 7.9% (.8%) 2008 2009

9 Cash Flow Summary Ended June 30 2008 2009 2009 2008 Net Income (Loss) $3.4 ($36.1) ($8.4) ($67.1) Depreciation 10.1 11.2 20.4 22.3 Amortization 1.7 2.5 3.4 4.6 Change in Trade Capital (14.7) 9.6 (29.3) (0.5) PIK Interest -- 2.3 -- 3.6 Deferred Taxes (2.8) -- (10.2) -- Loss on Debt Extinguishment -- -- -- 5.4 Other (1.3) 8.6 (8.3) (0.7) Cash From Operations (4.1) (1.9) (32.4) (32.4) Capital Expenditures (9.4) (6.0) (19.9) (10.7) Free Cash Flow (13.5) (7.9) (52.3) (43.1) Credit Amendment Fees -- (3.7) -- (10.1) Other (0.1) (2.6) (5.4) (0.2) Change in Net Debt ($13.6) ($11.2) ($57.7) ($53.4) Three Months Six Months

10 Trade Working Capital Jun 30 2008 Accounts Receivable $113.8 $78.2 $73.1 DSO 42.4 34.2 49.3 Inventory & Supplies $119.3 $97.3 $81.4 Turns 7.6 6.1 7.1 Accounts Payable ($77.1) ($63.9) ($40.2) DPO 33.0 30.9 27.5 Trade Working Capital $156.0 $111.6 $114.3 Percent to Annualized Sales 16.6% 18.0% 19.5% Dec 31 2008 Jun 30 2009

11 Net Debt Jun 30 2008 Dec 31 2008 Jun 30 2009 Revolver $0.0 $78.4 $56.1 First Out Senior Debt 294.6 294.6 224.6 Last Out Senior Debt 0.0 0.0 73.7 IRB 3.1 3.1 3.1 Total Senior Debt $297.7 $376.1 $357.4 Subordinated Notes 275.0 275.0 275.0 Total Debt $572.7 $651.2 $632.4 Less Cash 33.2 123.7 47.6 Net Debt $539.5 $527.5 $584.9

APPENDIX 12

13 NON-GAAP FINANCIAL DATA ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY’S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY’S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES. FREE CASH FLOW IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW. FREE CASH FLOW REPRESENTS NET CASH PROVIDED BY OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES. ACCURIDE HAS INCLUDED INFORMATION CONCERNING FREE CASH FLOW IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR ABILITY TO REPAY DEBT AND MAKE INVESTMENTS TO WHICH A PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED.

14 EBITDA Reconciliation Net Loss $3.4 ($36.1) ($8.4) ($67.1) Net Interest Expense 8.5 15.6 24.2 34.3 Income Tax Expense (Benefit) (2.3) 0.5 (8.7) 1.5 Depreciation and Amortization 11.5 12.4 23.2 24.7 EBITDA $21.0 ($7.6) $30.3 ($6.6) Restructuring, Severance and Other (0.4) 5.6 7.7 6.8 Items Related to Credit Agreement (0.8) (1.5) 0.3 (2.2) Adj. EBITDA $19.7 ($3.5) 38.2 (2.1) 2008 2009 2009 2008 Three Months Six Months